SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (date of earliest event reported):

                              AUGUST 15, 1997


                            CARROLS CORPORATION
   (Exact name of Registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)



               1-6553                                                  16-0958146
        (Commission File No.)                                       (I.R.S. Employer
                                                                   Identification No.


                968 James Street, Syracuse, New York 13203
           (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code:

                          (315) 424-0513


                          Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT




     The registrant has dismissed the accounting firm of Arthur Andersen, LLP of Rochester, New York and has engaged the accounting firm of Coopers & Lybrand, LLP of Syracuse, New York as their principal independent accounting firm, effective August 12, 1997.

     Arthur Anderson, LLP was the principal independent accounting firm during the year ended December 31, 1996 and their report on the financial statements for the year ended December 31, 1996 did not contain an adverse opinion or disclaimer of opinion nor was the financial statement opinion qualified or modified as to any uncertainty, as to audit scope or as to accounting principles.

     There have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with the accounting firm of Arthur Andersen, LLP for the year ended December 31, 1996 or any subsequent interim period.

     Management has not consulted with Coopers & Lybrand, LLP on any accounting, auditing or reporting matter during the past twelve months.

     The decision to change independent accounting firms was approved by the Audit Committee of the registrant's Board of Directors.

ITEM 7 -( C ) EXHIBITS

16.1        LETTER RE CHANGE IN CERTIFYING ACCOUNTANT.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    August 15, 1997



                              CARROLS CORPORATION



                              By: ______________________________
                                  Paul R. Flanders
                                  Vice President - Finance

                               EXHIBIT INDEX



EXHIBIT NUMBER      EXHIBIT TITLE                 PAGE NUMBER

Exhibit 16.1        Letter re change in                5
                    certifying Accountant